                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant Rule 14a-12

                                PEERLESS MFG. CO.
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fees (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.

               (1) Title of each class of securities to which transaction applies:

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                    applies:

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

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     [ ]  Fee paid previously with preliminary materials

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:

               (2)  Form, Schedule, or Registration Statement No.:

               (3)  Filing Party:

               (4)  Date Filed:

----------

     * set forth the amount on which the filing fee is calculated and state how it was determined

                            [PEERLESS MFG. CO. LOGO]

                                PEERLESS MFG. CO.
                              2819 Walnut Hill Lane
                               Dallas, Texas 75229

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY NOVEMBER 21, 2002

                                   ----------

     We will hold this year's annual shareholders' meeting on Thursday, November 21, 2002 at 10:00 a.m. at our corporate offices, located at 2819 Walnut Hill Lane, Dallas, Texas 75229. At this meeting we will ask you to consider and vote on the following proposals:

          o the election of two Directors to serve as Class II Directors for a three-year term or until their successors are elected and qualified; and

          o the ratification of the selection of Grant Thornton LLP as our independent auditors for fiscal year 2003.

     We will also discuss and take action on any other business that is properly brought before the meeting or any adjournment thereof. If you were a shareholder at the close of business on October 18, 2002, you are entitled to notice of and to vote on the proposals to be considered at this year's Annual Meeting. It is important that your Common Stock be represented at the meeting regardless of the number of shares you hold.

     You are invited to attend the meeting in person. However, if you are unable to attend in person, please know that we desire to have maximum representation of our shareholders at the meeting and respectfully request that you complete, date, sign and return the enclosed proxy in the enclosed postage-paid self-addressed envelope. No additional postage is required if mailed in the United States. You may revoke your proxy at any time prior to the use as specified in the enclosed Proxy Statement. We look forward to hearing from you.

                                       By Order of the Board of Directors,

                                       /s/ Katherine S. Frazier
                                       Corporate Controller
                                       Secretary / Treasurer

Dallas, Texas
October 28, 2002

                             YOUR VOTE IS IMPORTANT.
        Please vote early even if you plan to attend the Annual Meeting.

                                PEERLESS MFG. CO.
                              2819 Walnut Hill Lane
                               Dallas, Texas 75229

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 21, 2002

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS:

Why did I receive this proxy statement?...................................................................... 1
I may have received more than one proxy statement. Why? ......................................................1
What will occur at the Annual Meeting? .......................................................................1
How many votes are necessary to elect the nominees for director? .............................................2
What if a nominee is unwilling or unable to stand for election? ..............................................2
How do I vote if I am not planning to attend the Annual Meeting? .............................................2
What if I want to change my vote?.............................................................................2
How do I raise an issue for discussion or vote at the Annual Meeting?.........................................2
What if my shares are in a brokerage account and I do not vote? ..............................................3
How are abstentions treated? .................................................................................3
Who will pay for the cost of this solicitation? ..............................................................3
Where can I find the voting results of the Annual Meeting? ...................................................3

MORE ABOUT THE PROPOSALS:

Proposal 1: Election of Class II Directors ...................................................................4
Proposal 2: Ratification of Independent Auditors..............................................................5

OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION:

Directors, Nominees, Executive Officers and Significant Employees of the Company..............................6
Security Ownership of Management and Certain Beneficial Owners................................................8
Section 16(a) Beneficial Ownership Reporting Compliance.......................................................9
Certain Relationships and Related Transactions................................................................9
Meeting Attendance and Committees of the Board of Directors .................................................10
Compensation of Directors and Executive Officers:
     Summary Compensation Table..............................................................................11
     Option Grants in 2002 to Named Executive Officers.......................................................12
     Aggregated Option Exercises in 2002 and Year-end Option Values..........................................13
     Equity Compensation Plan Information ...................................................................14
     Employment, Severance and Change in Control Agreements with Certain Executive Officers .................14
     Director Compensation ..................................................................................16
Compensation Committee Interlocks and Insider Participation..................................................16
Report of Compensation Committee of the Board of Directors...................................................16
Report of the Audit Committee of the Board of Directors......................................................19
Stock Price Performance Graph ...............................................................................21
Other Matters................................................................................................22

                              QUESTIONS AND ANSWERS

WHY DID I RECEIVE THIS PROXY STATEMENT?

     Peerless Mfg. Co. is furnishing you with this proxy statement on behalf of its Board of Directors to solicit proxies for its 2002 Annual Meeting of Shareholders and any adjournment or postponement of the Annual Meeting. On or about October 28, 2002, we will begin mailing this proxy statement and accompanying proxy card to everyone who was a shareholder of our company at the close of business on October 18, 2002. We prepare a proxy statement each year to let our shareholders know when and where we will hold our annual shareholders' meeting. This proxy statement:

     o includes information about the matters that will be discussed and voted on at the meeting, and

     o    provides you with updated information about our company.

I MAY HAVE RECEIVED MORE THAN ONE PROXY STATEMENT. WHY?

     If you received more than one proxy statement, your shares are probably registered differently or are in more than one account. Please vote each proxy card that you received.

WHAT WILL OCCUR AT THE ANNUAL MEETING?

     We will determine whether enough shareholders are present at the meeting to conduct business. A shareholder will be deemed to be "present" at the meeting if the shareholder:

     o    is present in person, or

     o is not present in person but has voted by proxy card prior to the meeting.

     All shareholders of record at the close of business on October 18, 2002 will be entitled to vote on matters presented at the meeting or any adjournment thereof. On October 18, 2002 there were 2,993,134 shares of our Common Stock issued and outstanding. The holders of a majority, or 1,499,560, of the shares of our Common Stock entitled to vote at the meeting, must be represented at the meeting in person or by proxy to have a quorum for the transaction of business at the meeting and to act on the matters specified in the Notice. If holders of fewer than 1,499,560 shares are present at the meeting, we will adjourn and reschedule the meeting until a quorum is present. Under our Articles of Incorporation, for each share of Common Stock that you owned at the close of business on October 18, 2002, you are entitled to one vote on all matters brought before the meeting or any adjournment thereof.

     After each proposal has been voted on at the meeting, we will discuss and take action on any other matter that is properly brought before the meeting. Our transfer agent, Mellon Investor Services, will count the votes and act as inspector of election.

     We know of no other matters that will be presented for consideration at the Annual Meeting. If, however, other matters or proposals are presented and properly come before the meeting, the proxy holders intend to vote all proxies in accordance with their best judgment in the interest of Peerless Mfg. Co. and our shareholders.

     A representative of Grant Thornton LLP (we refer to it as "Grant Thornton"), our independent auditors, is expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

HOW MANY VOTES ARE NECESSARY TO ELECT THE NOMINEES FOR DIRECTOR?

     The two nominees receiving the highest number of "yes" votes will be elected as directors. A majority of the votes cast is not required. This number is called a "plurality."

     Votes that are withheld from any director nominee will be counted in determining whether a quorum has been reached, but will not affect the outcome of the vote. Assuming a quorum is present, the election of directors will be determined by a plurality of votes cast. Votes may be cast in favor of, or withheld from, a director nominee.

     In the election of directors, shareholders are not entitled to cumulate their votes or to vote for a greater number of persons than the number of nominees named in this proxy statement.

WHAT IF A NOMINEE IS UNWILLING OR UNABLE TO STAND FOR ELECTION?

     Each of the persons nominated for re-election to our Board of Directors has agreed to stand for election. However, should any nominee become unable or unwilling to accept nomination or election, the directors' proxies will vote for the election of such other person as the Board may recommend. Our Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve if elected, and to the knowledge of the Board, each of the nominees intends to serve the entire term for which election is sought.

HOW DO I VOTE IF I AM NOT PLANNING TO ATTEND THE ANNUAL MEETING?

     In addition to voting in person at the meeting, you may mark your selections on the enclosed proxy card, date and sign the card and return the card in the enclosed postage-paid envelope.

     We encourage you to vote now even if you plan to attend the Annual Meeting in person. If your shares are in a brokerage account, you may receive different voting instructions from your broker.

     If you sign your proxy card but do not specify how you want to vote on a proposal, then your shares will be voted FOR that proposal.

WHAT IF I WANT TO CHANGE MY VOTE?

     You may revoke your vote on a proposal at any time before the Annual Meeting for any reason. To revoke your proxy before the meeting, write to our Secretary, Katherine S. Frazier, at 2819 Walnut Hill Lane, Dallas, Texas 75229. You may also come to the meeting and change your vote in writing.

HOW DO I RAISE AN ISSUE FOR DISCUSSION OR VOTE AT THE ANNUAL MEETING?

     If you would like to submit a proposal to be voted on at our next Annual Meeting, you must submit your proposal in writing so that we receive it no later than June 30, 2003. We will include your proposal in our next annual proxy statement if it is a proposal that we are required to include in our proxy statement pursuant to the rules of the Securities and Exchange Commission (we refer to it as the "SEC"). Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy materials under certain circumstances. To avoid unnecessary expenditures of time and money, you are urged to review this rule and, if questions arise, consult legal counsel prior to submitting a proposal to us. Proposals should be directed to our Secretary, Katherine S. Frazier, at 2819 Walnut Hill Lane, Dallas, Texas 75229.

     Where a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly, and where no specific direction is given on a properly executed proxy card, it will be voted FOR adoption of the proposals set forth in this proxy statement. The proxy holders will have discretion to vote on any matter properly brought before the meeting that was not brought to our attention by September 13, 2002.

WHAT IF MY SHARES ARE IN A BROKERAGE ACCOUNT AND I DO NOT VOTE?

     If your shares are in a brokerage account and you do not vote, your brokerage firm could:

     o    vote your shares, if it is permitted by the NASDAQ rules, or

     o    leave your shares unvoted.

     Under applicable rules, brokers who hold shares in street name have the authority to vote in favor of all proposals specified in this proxy statement, if they do not receive contrary voting instructions from beneficial owners. Under applicable law, if a broker has not received voting instructions with respect to certain shares and gives a proxy for those shares, but does not vote the shares on a particular matter, those shares will not affect the outcome of the vote with respect to that matter. Such broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of votes cast with respect to a proposal. A broker non-vote will not affect the outcome of the voting on any proposals in this proxy statement.

HOW ARE ABSTENTIONS TREATED?

     Any shareholder that is present at the meeting, either in person or by proxy, but who abstains from voting, will still be counted for purposes of determining whether a quorum exists. An abstention will not be counted as an affirmative or negative vote in the election of the directors or the ratification of our independent accountants. Our shareholders have no appraisal rights under Texas law with respect to the proposals specified in this proxy statement.

WHO WILL PAY FOR THE COST OF THIS SOLICITATION?

     We will bear the cost of solicitation of proxies, including the cost of preparing, printing and mailing proxy materials, and the cost of reimbursing brokers for forwarding proxies and proxy statements to their principals. Proxies may also be solicited without extra compensation by our officers and employees by telephone or otherwise. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding the proxy materials to the beneficial owners of our Common Stock, and we may reimburse them for reasonable out-of-pocket expenses incurred by them.

WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

     We will announce the voting results at the meeting and will publish the results in our quarterly report on Form 10-Q for the second quarter of fiscal 2003 ending on December 31, 2002. We will file that report with the SEC by mid-February 2003, and you can get a copy by contacting either our Investor Relations office at (214) 353-5589 or the SEC at (800) SEC-0330 or visiting the SEC's website at http://www.sec.gov.

                            MORE ABOUT THE PROPOSALS

                                 PROPOSAL NO. 1

                         ELECTION OF CLASS II DIRECTORS

     The Company's Bylaws provide that the number of directors will be five. The Company's Board of Directors consists of three classes, with one director serving in Class I, and two directors serving in each of Classes II and III. Each class of director serves three-year terms or until successors have been elected and qualified. The term of the Class II directors, Bernard S. Lee and Joseph V. Mariner, Jr., expire at the Annual Meeting.

     Our Board of Directors proposes the re-election of each of Bernard S. Lee and Joseph V. Mariner, Jr. as Class II directors, to hold office for a term of three years, expiring at the close of our Annual Meeting of Shareholders to be held in 2005 or until his successor is elected and qualified. It is the Board's opinion that because of Messrs. Lee and Mariner's tenure as directors they are sufficiently familiar with the Company and its business to be able to competently direct and manage the Company's business affairs. Biographical information on Bernard S. Lee and Joseph V. Mariner, Jr. is set forth below in "Other Information You Need To Make An Informed Decision - Directors, Nominees, Executive Officers and Significant Employees of the Company."

     If Messrs. Lee or Mariner becomes unavailable for election, which is not anticipated, the directors' proxies will vote for the election of such other person as the Board may recommend.

          THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR
                  THE NOMINEES FOR DIRECTORS SET FORTH ABOVE.

                                 PROPOSAL NO. 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     Grant Thornton LLP, independent certified public accountants, served as independent auditors for the Company for the fiscal year ended June 30, 2002 and has reported on the Company's financial statements. The Audit Committee of the Board of Directors has selected Grant Thornton LLP as the Company's independent auditors for fiscal year 2003 and recommends that the shareholders ratify this selection.

     A representative of Grant Thornton is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he/she desires to do so, and is expected to be available to respond to appropriate questions. See "Report of Audit Committee of the Board of Directors" for a discussion of auditor independence.

     Shareholder ratification is not required for the selection of Grant Thornton LLP as the Company's independent auditors for fiscal year 2003, because the Audit Committee has the responsibility of selecting the Company's independent auditors. The selection is being submitted for ratification with a view toward soliciting the opinion of the shareholders, which opinion will be taken into consideration in future deliberations.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
            THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP
         AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2003 FISCAL YEAR.

             OTHER INFORMATION YOU NEED TO MAKE AN INFORMED DECISION

     DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES OF THE COMPANY

     The Company's Bylaws divide the Board into three classes, with the terms of each class expiring in consecutive years so that only one class is elected in any given year. The shareholders of the Company elect successors to directors whose terms have expired. The Board fills vacancies in unexpired terms.

     There is no family relationship among any of our directors and senior officers. The following table sets forth, as of September 30, 2002, the names of our directors and senior officers and their respective ages and positions:

             NAME                      AGE                    POSITION
             ----                      ---                    --------

Peter J. Burlage                       38       Vice President
J. Jeff East                           43       Vice President
Kenneth J. Fewel                       49       Vice President
Katherine S. Frazier                   48       Controller, Secretary and Treasurer
Frank J. Fuller                        73       Vice President
Bernard S. Lee(1)(2)                   67       Class II Director
Joseph V. Mariner, Jr.(1)(2)           82       Class II Director
R. Clayton Mulford(2)                  46       Class I Director
W. S. Respess                          59       Vice President
Donald A. Sillers, Jr.(1)(2)           76       Class III Director
Sherrill Stone                         66       Class III Director, Chairman, President, and
                                                    Chief Executive Officer
David Taylor                           37       Vice President
Richard L. Travis, Jr.                 47       Chief Financial Officer and Vice President
                                                    of Administration

----------

(1)  member of the Audit Committee

(2)  member of the Compensation Committee

     Set forth below is a description of the backgrounds of the executive officers and directors, including the nominees for director.

o PETER J. BURLAGE joined the Company in 1992. He has served as Vice President SCR Systems since January 2001. Prior to this, Mr. Burlage was the Company's SCR division manager from 1997 to 2000 and its Vice President of Engineering from 2000 to 2001.

o J. JEFF EAST joined the Company in August 2000 as the Company's Director of Project Management. He was promoted to Vice President of Project Management in November 2000. Prior to joining the Company, he was employed as the manager of the project management group for Koch-Glitsch, Inc. from 1990 through 2000.

o KENNETH J. FEWEL joined the Company in 1987. He has served as Vice President of Research and Technology since 1997.

o KATHERINE S. FRAZIER joined the Company in October 2000. Prior to coming to Peerless Mfg. Co., she served as Controller for PC Service Source from 1998 through 2000, and Vice President of Operations for AMR Global Logistics from 1997 through 1998.

o FRANK J. FULLER joined the Company in 1995. He served as Vice President of the Company's international operations since 1999. Prior to his current appointment, Mr. Fuller was the Managing Director of our Asia-Pacific operations.

o BERNARD S. LEE, retired, was the former President of Institute of Gas Technology. Mr. Lee is also a director of NUI Corporation and National Fuel Gas Company. Mr. Lee has been a director of our Company since 1982 and is a nominee for Class II director.

o JOSEPH V. MARINER, JR., retired, has been a director of the Company since 1980 and is a nominee for Class II director.

o R. CLAYTON MULFORD has been a director of the Company since January 2002 when he joined the Board of Directors to fill the unexpired term of David
     D. Battershell. Mr. Mulford is a partner and member of the Executive Committee of the Texas based law firm of Hughes & Luce, LLP. Mr. Mulford has served as lead corporate legal counsel to the Company for a number of years.

o W. S. RESPESS joined the Company in 2001 and directs all manufacturing operations. Prior to joining the Company, he served as Assistant Dean for Operations at the University of Dallas Graduate School of Management from 1999 through 2001, and Chief Operation Officer of Koch-Glitsch, Inc. from 1997 through 1999.

o DONALD A. SILLERS, JR. is the Company's former Chairman of the Board and Chief Executive Officer, and has served as a director of the Company since 1970.

o SHERRILL STONE has served as Chairman of the Board and Chief Executive Officer since 1993, and President of the Company since 1986. Mr. Stone has also served as a director of the Company since 1986.

o DAVID TAYLOR joined the Company in 1988. He has served as Vice President since 1999 and was appointed the head of our gas/liquid filtration business unit in July 2002. Prior to his current position, Mr. Taylor served as the Vice president of our nuclear/marine product line and Director of Sales and Engineering for our Asia-Pacific operations.

o RICHARD L. TRAVIS, JR. joined the Company in February 2002 as the Company's Chief Financial Officer and Vice President of Administration. Mr. Travis has over 20 years experience as an executive financial officer in the manufacturing, construction, technology, and telecommunications industries. Prior to joining the Company, Mr. Travis served as the Senior Vice President and Chief Financial Officer of Trintel Communications, Inc. from 2000 to 2002, as President, Chief Operating Officer and Chief Financial Officer of CT Holdings, Inc. from 1996 through 1999, and as Executive Vice President and Chief Financial Officer of Texwood Industries, Inc. from 1986 to 1996.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth information regarding the beneficially ownership of our Common Stock as of October 18, 2002 (unless otherwise noted) for:

          o each person who is known by us to own beneficially more than 5% of the outstanding shares of our Common Stock;

          o    each of our directors and director nominees;

          o each of our executive officers named in the Summary Compensation Table; and

          o    all of our directors and executive officers as a group.

     The percentages of shares outstanding provided in the table is based on 2,993,134 voting shares outstanding as of October 18, 2002. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. Shares issuable upon the exercise of options that are exercisable within 60 days of October 18, 2002 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our Common Stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual. The address of our directors, director nominees and executive officers listed below is c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229.

                             NAME                                   NUMBER OF SHARES             PERCENT
                             ----                                   ----------------             -------

Peter J. Burlage(1)                                                      4,500                      *
Roy C. Cuny(2)                                                          10,000                      *
Bernard S. Lee(3)                                                       12,000                      *
Joseph V. Mariner, Jr.(4)                                               11,100                      *
R. Clayton Mulford                                                          --                      *
W. S. Respess(5)                                                         4,400                      *
Donald A. Sillers, Jr.(6)                                              124,801                    4.2%
Sherrill Stone(7)                                                      114,716                    3.8%
David Taylor(8)                                                          3,000                      *
Royce & Associates, Inc.(9)
   1414 Avenue of the Americas
   New York, NY 10019                                                  431,200                   14.4%
William F. Nicklin(10)
   3 Rivers Edge
   Newburgh, NY 12550                                                  249,200                    8.3%
All directors and senior officers as a group (13 persons)(11)          311,067                   10.0%

----------

     *    Denotes ownership of less than 1%.

(1)  Includes 4,500 shares issuable pursuant to options to purchase Common
     Stock.

(2) Mr. Cuny, the Company's former President and Chief Operating Officer, resigned his position with the Company on July 10, 2002. These shares have been excluded in determining the amount of shares held by our directors and senior officers.

(3)  Includes 1,000 shares issuable pursuant to options to purchase Common
     Stock.

(4)  Includes 8,400 shares issuable pursuant to options to purchase Common
     Stock.

(5)  Includes 2,000 shares issuable pursuant to options to purchase Common
     Stock.

(6) Includes 8,400 shares presently issuable pursuant to options to purchase Common Stock. Does not include 1,778 shares owned of record by Virginia Sillers, Mr. Sillers' wife, as to which shares Mr. Sillers disclaims any beneficial interest.

(7) Includes 68,000 shares issuable pursuant to options to purchase Common Stock. Does not include 300 shares owned of record by Jo Ann Stone, Mr. Stone's wife, as to which shares Mr. Stone disclaims any beneficial ownership.

(8)  Includes 3,000 shares issuable pursuant to options to purchase Common
     Stock.

(9) The information is based on a Schedule 13F filed with the Securities and Exchange Commission on June 30, 2002.

(10) The information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2002.

(11) Includes 114,050 shares issuable pursuant to options to purchase Common Stock. The shares indicated do not include the shares held by Mr. Cuny, the Company's former President and COO, who separated his employment with the Company in July 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, our directors, officers and any beneficial owner of more than 10% of our outstanding Common Stock (collectively, "insiders") are required to report their initial ownership of our Common Stock and any subsequent changes in their ownership to the SEC. The SEC's rules require insiders to provide us with copies of all Section 16(a) reports that the insiders file with the SEC. Specific due dates have been established by the SEC, and we are required to disclose any failure to file by those dates. Based solely upon our review of copies of Section 16(a) reports that we received from insiders for their 2002 transactions, we believe, with the exception of the Form 5 required of Mr. Mariner, that our insiders have complied with all Section 16(a) filing requirements applicable to them during fiscal year 2002. The Form 5 for Mr. Mariner was filed late and covered options to purchase 1,000 shares of Common Stock granted to him on November 20, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     R. Clayton Mulford, a director of the Company, is a partner at the law firm of Hughes & Luce, LLP, Dallas, Texas. Hughes & Luce, LLP provided legal services to the Company during the 2002 fiscal year. The dollar amount of fees that the Company paid to Hughes & Luce, LLP during the 2002 fiscal year did not exceed five percent of Hughes & Luce, LLP's gross revenue for its latest full fiscal year.

           MEETING ATTENDANCE AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our business is managed under the direction of our Board of Directors. Our Board meets during the year to review significant developments and to act on matters requiring Board approval. Our Board met on nine occasions during the year ended June 30, 2002. Each of the current directors attended at least 75% of all meetings of our Board called during the time he served as a director. Each of the current directors attended at least 75% of all meetings of each committee of our Board on which he served.

     Our Board has established an Audit Committee and a Compensation Committee to devote attention to specific subjects and to assist our Board in discharging its responsibilities. The functions of these committees are described below.

AUDIT COMMITTEE

     Our Audit Committee is currently comprised of Bernard S. Lee, Joseph V. Mariner, and Donald A. Sillers, Jr. The Audit Committee operates under a written charter adopted by our Board of Directors and oversees our financial reporting process on behalf of our Board, pursuant to the charter. This includes reviewing the scope and results of audits made by the independent auditors. The Audit Committee met in person on three occasions during the year ended June 30, 2002 and held an additional two telephonic meetings that included members of both the Company's management team and Grant Thornton.

     Our Board has, in accordance with the recommendation of the Audit Committee, chosen the firm of Grant Thornton as our independent auditors for 2003. Following is a summary of Grant Thornton's fees for the year ended June 30, 2002:

     Audit Fees. Grant Thornton's fees for our 2002 annual audit and review of our quarterly financial statements were $76,900.

     Financial Information Systems Design and Implementation Fees. Grant Thornton did not render any professional services to us in 2002 with respect to financial information systems design and implementation.

     All Other Fees. In addition to the fees described above, Grant Thornton billed us an aggregate of $34,037 for all other services rendered during fiscal year 2002. This included audit-related services of $5,007, and non-audit services of $29,030. Audit-related services included fees for the SEC registration statement, assistance in responding to a letter of comment from the SEC on the Company's Form 10-K and Form 10-Q. Non-audit services included fees for tax consultations and return preparation.

     The Audit Committee has determined that the services provided under "All Other Fees" are compatible with maintaining Grant Thornton's independence. For additional information concerning the Audit Committee, see "Report of the Audit Committee of the Board of Directors."

COMPENSATION COMMITTEE

     Our Compensation Committee is currently comprised of Bernard S. Lee, Joseph
V. Mariner, Jr., R. Clayton Mulford, and Donald A. Sillers, Jr.

     The Compensation Committee is responsible for recommending to the full Board salaries and bonuses for our senior management and also administers the stock incentive and benefit plans of the Company. The Compensation Committee met four times in the 2002 fiscal year. For additional information concerning the Compensation Committee, see "Report of Compensation Committee of the Board of Directors."

NOMINATING COMMITTEE

     The Company's Board does not have a nominating committee. The Board, as a whole, performed the functions customarily attributable to a nominating committee. Audit and Compensation committee members are appointed annually by the Board, and serve until their successors are appointed or their earlier resignation or removal.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation we paid during our last three fiscal years to our Chief Executive Officer and our most highly compensated executive officers during fiscal year ending June 30, 2002.

                                                                                       LONG TERM COMPENSATION
                                                                              ---------------------------------------
                                       ANNUAL COMPENSATION                              AWARDS                PAYOUTS
                          ----------------------------------------------      --------------------------      -------
                                                                                              SECURITIES
                                                                              RESTRICTED      UNDERLYING
                                                            OTHER ANNUAL        STOCK          OPTIONS/        LTIP      ALL OTHER
                          FISCAL    SALARY      BONUS       COMPENSATION       AWARDS(S)        SAR'S         PAYOUTS   COMPENSATION
       NAME                YEAR      ($)        ($)(1)         ($)(2)           ($)(3)           (#)            ($)        ($)(4)
       ----               ------  ---------    --------     ------------      ----------      ----------      -------   ------------

PETER J. BURLAGE           2002   $ 109,750    $ 83,257            --               --           4,000           --       $ 2,264
   Vice President          2001     101,750      96,300            --               --           6,000           --         2,104
                           2000      96,500          --            --               --           6,000           --         2,030

ROY C. CUNY(5)             2002     186,000     166,514            --               --           8,000           --        41,960
   President, COO          2001     168,500     140,783            --               --           8,000           --        46,100
                           2000      19,038          --            --           38,190                           --           750

W. S. RESPESS              2002     123,000      93,664            --               --           4,000           --         7,330
   Vice President          2001      56,397      43,017            --               --           4,000           --         1,071
                           2000          --          --            --               --              --           --            --

SHERRILL STONE             2002     226,500     197,735            --               --          10,000           --        14,231
   Chairman, CEO           2001     199,000     164,247            --               --           8,000           --        12,428
                           2000     195,231          --            --               --          20,000           --         4,120

DAVID TAYLOR               2002     109,750      83,257                             --           4,000           --         2,296
   Vice President          2001     102,500      96,300            --               --           6,000           --         2,150
                           2000      93,967          --            --               --           6,000           --         1,979

----------

     (1) Bonuses are paid in the fiscal year following the year in which they are earned.

     (2) The aggregate value of perquisites and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus for the named executive officer.

     (3) Calculated by multiplying the closing price of the Company's Common Stock, on the date of grant (May 8, 2000), by the number of restricted shares awarded (6,000 shares x $6.365 - after giving effect to 2-for-1 stock split in October 2001). These shares vest over four years at 1,500 shares per year commencing May 8, 2001 and ending on May 8, 2004. The value of the unvested shares at June 30, 2002 was $50,970 (3,000 shares x $16.99 -- closing price of the Company's Common Stock). Mr. Cuny forfeited these shares upon his separation of employment with the Company in July 2002.

     (4) Amounts reported for 2002 consist of: (1) Personal use of Company vehicles of $4,768, $4,199 and $5,890 for Messrs. Cuny, Respess and Stone, respectively; (2) Employer matching contributions under the Company's 401(k) plan of $2,195 for Mr. Burlage, $3,720 for Mr. Cuny, $2,460 for Mr. Respess, $4,530 for Mr. Stone and $2,195 for Mr. Taylor; (3) Cost of premiums for group life insurance in excess of $50,000 of $69, $407, $671, $3,811 and $101 for Messrs. Burlage, Cuny,
          Respess, Stone and Taylor; and (4) Moving and relocation expense payments to Mr. Cuny of $33,065 in 2002 and $39,458 in 2001.

     (5) Separated from employment with the Company in July 2002. See also "Other Information You Need to Make an Informed Decision - Employment, Severance and Change in Control Agreements with Certain Executive Officers."

OPTION GRANTS IN 2002 TO EXECUTIVE OFFICERS

     In fiscal 2002, stock options for an aggregate of 64,500 shares of our Common Stock were issued to 25 employees, 13,000 of which were immediately exercisable and 51,500 of which will vest 25% ratably over the first four years of the 10-year exercise period. The Company also granted stock options to our non-employee directors for an aggregate of 4,000 shares of our Common Stock (1,000 Common Stock per non-employee director), all of which were immediately exercisable.

     The following table sets forth certain information concerning Common Stock options granted to the named executive officers during the fiscal year ending June 30, 2002.

                                           INDIVIDUAL GRANTS
                        -----------------------------------------------------------
                        NUMBER OF                                                       POTENTIAL REALIZABLE VALUE AT
                        SECURITIES      % OF TOTAL                                      ASSUMED ANNUAL RATES OF STOCK
                        UNDERLYING    OPTIONS GRANTED     EXERCISE                           PRICE APPRECIATION
                         OPTIONS      TO EMPLOYEES IN      OR BASE                           FOR OPTION TERM (1)
                         GRANTED        FISCAL YEAR         PRICE        EXPIRATION     -----------------------------
     NAME                (2)(#)            2002           ($/SHARE)         DATE           5% ($)          10% ($)
     ----               ----------    ---------------     ---------      ----------       --------        --------

Peter J. Burlage          4,000            5.84%          $19.50         11/20/2011       $127,054        $202,312
Roy C. Cuny (3)           8,000           11.68%          $19.50         11/20/2011       $254,108        $404,624
W. S. Respess             4,000            5.84%          $19.50         11/20/2011       $127,054        $202,312
Sherrill Stone           10,000           14.60%          $19.50         11/20/2011       $317,634        $505,780
David Taylor              4,000            5.84%          $19.50         11/20/2011       $127,054        $202,312

----------

     (1) Caution is recommended in interpreting the financial significance of these figures. Potential values are based on the assumption that the Company's Common Stock will appreciate 5% or 10% each year, compounded annually, from the grant date of the option to the end of the option term, and therefore, the figures are not intended to forecast possible future appreciation, if any, of the price of the Common Stock or establish a present value of the options.

     (2) All options granted are exercisable for Common Stock pursuant to the Peerless Mfg. Co. 2001 Stock Option and Restricted Stock Plan.

     (3) Mr. Cuny's options were cancelled upon his separation of employment with the Company in July 2002.

AGGREGATED OPTION EXERCISES IN 2002 AND FISCAL YEAR-END OPTION VALUES TABLE

     The following table sets forth information concerning Common Stock acquired on exercise of stock options during fiscal 2002, any value realized therein, the number of options at the end of fiscal 2002 (exercisable and unexercisable) and the value of stock options held at the end of 2002 by the executive officers. The "Value Realized" column reflects the difference between the market price on the date of exercise and the market price on the date of grant (which establishes the exercise price for the option) for all options exercised, even though the executive may have actually received fewer shares as a result of the surrender of shares to pay the exercise price, or the withholding of shares to cover the tax liability associated with the option exercise. Accordingly, the "Value Realized" numbers do not necessarily reflect what the executive might receive, should the optionee choose to sell the shares required by the option exercise, since the market price of the shares so acquired may at any time be higher or lower than the price on the exercise date of the option.

                                                                                         VALUE OF UNEXERCISED
                                                       NUMBER OF OPTIONS                 IN-THE-MONEY-OPTIONS
                                                           AT FY-END                          AT FY-END
                          SHARES                         JUNE 30, 2002                      JUNE 30, 2002
                         ACQUIRED      VALUE                  (#)                              ($) (1)
                        ON EXERCISE   REALIZED    -----------------------------      ------------------------------
         NAME               (#)         ($)       EXERCISABLE     UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
         ----           -----------   --------    -----------     -------------      -----------      -------------

Peter J. Burlage           9,000      $123,213        3,500            8,500          $  38,121          $ 48,049
Roy C. Cuny (2)                                       2,000           14,000             21,355            64,065
W. S. Respess                                         1,000            7,000             10,678            32,033
Sherrill Stone                                       68,000               --            669,295                --
David Taylor               7,500       111,631        2,000            8,500             21,855            48,049

----------

     (1) The closing price for the Company's Common Stock as reported on the NASDAQ Stock Market National Market on June 30, 2002 was $16.99. Value is calculated on the basis of the difference between $16.99 and the option exercise price of "in the money" options, multiplied by the number of shares of our Common Stock underlying the option.

     (2) In connection with his separation of employment with the Company in July 2002, all unexercisable options were canceled.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth aggregate information regarding the Company's compensation plans in effect as of June 30, 2002.

                                                                                                       NUMBER OF
                                                                                                       SECURITIES
                                                                                                     AVAILABLE FOR
                                                                                                    FUTURE ISSUANCES
                                                           NUMBER OF             WEIGHTED-            UNDER EQUITY
                                                        SECURITIES TO BE          AVERAGE             COMPENSATION
                                                          ISSUED UPON          EXERCISE PRICE       PLANS (EXCLUDING
                                                          EXERCISE OF               OF                 SECURITIES
                                                          OUTSTANDING           OUTSTANDING           REFLECTED IN
                                                            OPTIONS               OPTIONS              COLUMN (a))
PLAN CATEGORY                                                 (a)                   (b)                   (c)
-------------                                           ----------------       --------------       ----------------

Equity compensation plans approved by
security holders(1)                                         211,950                $9.89                195,400

Equity compensation plans not approved by
security holders                                                 --                   --                     --
                                                            -------                -----                -------
Total                                                       211,950                $9.89                195,400
                                                            =======                =====                =======

----------

(1) Includes the 1995 Stock Option and Restricted Stock Plan and the 2001 Stock Option and Restricted Stock Plan.

EMPLOYMENT, SEVERANCE AND CHANGE IN CONTROL AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     The Company has entered into an employment agreement and a change of control agreement with each of Sherrill Stone, the Company's Chief Executive Officer, and Richard Travis, the Company's Chief Financial Officer. The Company also entered into an employment and a change of control agreement with Roy Cuny, the Company's former President and Chief Operating Officer, whose employment with the Company ended in July 2002.

     Stone Agreements. Mr. Stone's employment agreement with the Company as Chairman of the Board, Chief Executive and Officer and President is for a one year term, commencing July 20, 2001 and renewing for successive 12 month periods thereafter unless the agreement is terminated by either party prior to the anniversary date of the agreement. Pursuant to the terms of the employment agreement, Mr. Stone has agreed not to compete with the Company during his employment and for one year following the termination of his employment. Mr. Stone is also bound by confidentiality, nondisparagement and conflict of interest provisions. The Company may terminate Mr. Stone for "cause" or without "cause" at any time. If Mr. Stone is terminated without "cause" or the Company does not renew his employment agreement after the first anniversary date of the agreement, the Company must pay Mr. Stone a severance payment equal to 150% of his current base salary plus provide insurance benefits to Mr. Stone and his spouse for 12 months after the date of termination. Mr. Stone may terminate his employment at any time and the Company will have no severance obligations in the event of his voluntary resignation, unless Mr. Stone resigns to retire from active working life. In the event Mr. Stone retires from active working life, the Company will pay Mr. Stone a payment equal to 150% of his current base salary. In each officer's employment agreement and change of control agreement, "cause" is defined as (1) the conviction of a crime involving moral turpitude,
(2) the employee's intentional material act of fraud to his pecuniary benefit, or (3) the employee's intentional and continued failure to substantially perform his duties to the Company or intentional wrong doing resulting in material injury to the Company.

     Mr. Stone's change of control agreement provides that if after a "change of control" occurs, Mr. Stone is terminated by the Company (or its successor) without "cause" or Mr. Stone resigns and (1) an adverse change in his position, duties or authority has occurred, (2) he has been hindered in his ability to perform his job, (3) his principal location of work is relocated outside of the Dallas metropolitan area, or (4) the Company (or its successor) breaches the change of control agreement (each, a "Good Reason"), Mr. Stone will receive severance compensation equal to 299% of his average annual compensation for the prior five years plus customary employee benefits for three years thereafter. The change of control agreement also provides that if a "sale of the Company" occurs prior to July 1, 2003 and the Company employs Mr. Stone at such time, Mr. Stone will receive a bonus based on the amount of consideration received by the Company's shareholders in excess of specified amount. The change of control agreement has a term of three years following a change of control, which renews for successive one-year periods unless either party gives notice prior to the annual renewal date. As used in each executive's change of control agreement, "change of control" means (1) the Company is merged, consolidated or reorganized with another company and as a result, the Company's shareholders own less than 50.1% of the voting power of the combined company, (2) the Company sells all or substantially all its assets, (3) more than 50% of the Company's issued and outstanding Common Stock is sold, (4) the current Board of Directors, or successor directors approved by the Board, cease to constitute a majority of the Company's Board of Directors, or (5) such other events that cause a change of control of the Company as determined by the Board. In each agreement, a "sale of the Company" means a sale of 51% or more of the Company's issued and outstanding Common Stock or a sale of all or substantially all of its assets.

     Travis Agreements. Mr. Travis's employment agreement with the Company as Chief Financial Officer and Vice President - Administration is for a three year term, commencing February 4, 2002. Pursuant to the terms of the employment agreement, Mr. Travis has agreed not to compete with the Company during his employment and for one year following the termination of his employment. Mr. Travis is also bound by confidentiality, nondisparagement and conflict of interest provisions. The Company may terminate Mr. Travis for "cause" or without "cause" at any time. If Mr. Travis is terminated without "cause", the Company must pay Mr. Travis a severance payment equal to 150% of his then current base salary. Mr. Travis may terminate his employment at any time and the Company will have no severance obligations in the event of his voluntary termination.

     Mr. Travis's change of control agreement provides that if after a "change of control" occurs, Mr. Travis is terminated by the Company (or its successor) without "cause" or Mr. Travis resigns and a "Good Reason" has occurred, Mr. Travis will receive severance compensation equal to 299% of his average annual compensation for the prior five years plus customary employee benefits for three years thereafter. The change of control agreement also provides that if a "sale of the Company" occurs prior to July 1, 2003 and the Company employs Mr. Travis at such time, Mr. Travis will receive a bonus based on the amount of consideration received by the Company's shareholders in excess of a specified amount. The change of control agreement has a term of three years following a change of control, which renews for successive one-year periods unless either party gives notice prior to the annual renewal date.

     Cuny Agreements. Mr. Cuny separated from employment with the Company in July 2002. In connection therewith, Mr. Cuny's employment and change in control agreements were canceled.

DIRECTOR COMPENSATION

     Non-employee directors are paid $1,575 per quarter, plus $950 for each Board meeting they attend. The Company also grants stock options for 1,000 shares of our Common Stock to each of the non-employee directors on the date of the annual shareholder's meeting for such director's prior year's service. Mr. Stone, the only officer serving on the Board, does not receive compensation for serving on our Board.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the 2002 fiscal year, none of the Company's executive officers served on the board of directors of any entities whose directors or officers serve on the Company's Compensation Committee. Except for Mr. Sillers prior service as Chairman of the Board and Chief Executive Officer of the Company from which he retired in 1993, no other member of the Compensation Committee is currently or has been an officer or employee of the Company.

           REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee (the "Compensation Committee") is responsible for setting the annual base compensation and bonus levels and administering the restricted stock program for our employees, including our executive officers. Its recommendations are subject to final approval by the Board of Directors. We believe that the key to a successful executive compensation program is in setting aggressive business goals by integrating the program with our annual and strategic planning and evaluation processes and by comparing our results against industry performance levels. The Compensation Committee takes into account achievements during the past fiscal year, as well as the individual achievements of our various business units and divisions, in making executive compensation determinations. In addition, we recognize that we compete in an increasingly competitive environment, and executive compensation therefore must also take into account our performance as compared to that of other companies in our industry or in similar industries. The Compensation Committee also evaluates on an annual basis our corporate performance, revenues and share performance compared to a broader group of companies, such as the Standard & Poor's 500.

     Annual Base Compensation. Annual base compensation awarded in any particular fiscal year to each of our executive officers is based upon the following factors: our corporate performance during the prior year, performance of our divisions for which the executive officer is responsible, and a more subjective evaluation of each of the executive officer's individual performance. The evaluation of our corporate performance is directly linked to our profitability during the period, and therefore is based upon the value of our Common Stock. In making this evaluation, the Compensation Committee reviews our percentage growth in earnings per share over the prior year, and our overall return on equity for that period. The Compensation Committee believes that these two factors are the primary determinants of stock price over time. The Compensation Committee next reviews the profit performance of the individual divisions for which the executive officer is responsible. Finally, the Compensation Committee determines the individual rating for each executive officer, which is based upon such qualitative factors as the achievement of certain financial objectives and specific organizational and management goals for that officer. Annual base compensation for our Chief Executive Officer and Chief Financial Officer is determined in the same manner as for our other executive officers, except that the Compensation Committee does not review or evaluate any particular division's performance, but rather, looks to our Company as a whole in determining corporate performance relevant to these Officer's compensation.

     The Compensation Committee also recognizes that, in order to attract and retain the highest quality executive officers, their base compensation must be competitive in relation to that paid by companies in similar industries and in comparable geographic areas. Accordingly, the Compensation Committee periodically reviews the executive compensation paid by such companies.

     Annual Bonus Plans. We have an incentive bonus plan pursuant to which certain key employees, including the named executive officers, are selected annually by the Compensation Committee to earn a cash bonus based upon our after-tax profitability. This plan requires that we achieve a specific after-tax return on beginning-of-year equity, after which bonuses may be paid out. The available bonus pool is calculated on earnings in excess of the base level.

     Once the total bonus pool is calculated, we distribute it to participants in the plan in accordance with pre-determined percentages as set by the Compensation Committee annually. The determination of the bonus level awarded to our Chief Executive Officer is made in the same manner as that of our other executive officers.

     The Compensation Committee also recommended that an additional discretionary bonus pool of $50,000 be established, to be used by the Chief Executive Officer for the purpose of recognizing certain outstanding contributions made by any employee, including the named executive officers, but excluding the Chief Executive Officer. Awards under this plan may be made in order to recognize new product inventions or improvements, ideas for major manufacturing cost reductions, originations of large and profitable orders or for other purposes.

     Compensation of Chief Executive Officer. During fiscal 2002, Sherrill Stone, the Company's Chief Executive Officer, received a base salary of $226,500, an increase of 14% from the previous year. Mr. Stone was also granted an option to purchase 10,000 shares of the Company's Common Stock as part of the normal compensation awards for the Company's officers and employees. This option has an exercise price of $19.50 per share, which was the fair market value of the Common Stock on the date of grant, a term of ten years and vests in four annual equal increments.

     Mr. Stone's base salary is not directly related to specific measures of corporate performance. His tenure of service and his current job responsibilities as well as the relative salaries of his peers in the industries in which the Company participates determine his base salary. Any stock options awarded to Mr. Stone are not necessarily directly tied to specific measures of corporate performance. Such awards are generally based on his current compensation and the Company's overall relative performance. As previously mentioned, Mr. Stone's annual bonus is tied to a specific after-tax return on beginning of year equity balance and is calculated on earnings in excess of the base level pursuant to the Company's incentive bonus plan.

     1985 Restricted Stock Plan. Our Board of Directors adopted the 1985 Restricted Stock Plan (the "1985 Plan") to attract, motivate and retain qualified employees. The 1985 Plan was approved by our shareholders on November 13, 1985 and became effective as of December 13, 1985. Under the terms of the 1985 Plan, we could have granted up to an aggregate of 150,000 shares of restricted Common Stock to any employee. Employees that received restricted stock did not pay for such stock; however, certain ownership restrictions were placed upon the stock on the date of its issuance which lapse, generally, within five years after such issuance. Dividends are paid to the employees on restricted shares during the restriction period. This plan expired in December 2000, and no further grants have been made. As of June 30, 2002, 2,500 shares of restricted Common Stock were outstanding under the 1985 Plan.

     1995 Stock Option and Restricted Stock Plan. Our Board of Directors adopted the 1995 Stock Option and Restricted Stock Plan (the "1995 Plan") to attract, motivate and retain qualified employees. The 1995 Plan was approved by our shareholders on November 21, 1996 and became effective immediately thereafter. Our Board of Directors, which administers the 1995 Plan, delegated to the Compensation Committee its power to determine which employees should be awarded stock options or restricted stock pursuant to the plan. From time to time, our Chief Executive Officer will recommend to the Compensation Committee individuals he believes should receive an option or grant, and, with respect to any recommended option, whether the option should be a qualified or nonqualified. The Compensation Committee will consider, but need not accept, the Chief Executive Officer's recommendations.

     Under the terms of the 1995 Plan, we may provide options or grants up to an aggregate of 240,000 shares of Common Stock to any employee or non-employee director. The designated non-employee directors will determine the number and the exercise price of the options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of our Common Stock on the date of grant. The designated non-employee directors will also determine the term of an option, provided that the term of a qualified option may not exceed 10 years. Designated non-employee directors may grant shares of restricted stock without requiring the payment of cash consideration for the shares. As of June 30, 2002, there were 10,900 shares of Common Stock still available for grant under the 1995 Plan.

     2001 Stock Option and Restricted Stock Plan. Our Board of Directors adopted the 2001 Stock Option and Restricted Stock Plan (the "2001 Plan") to attract, motivate and retain qualified employees. The 2001 Plan was approved by our shareholders on November 20, 2001 and became effective immediately thereafter. Our Board of Directors, which administers our 2001 Plan, delegated to the Compensation Committee its power to determine employees should be awarded stock options or restricted stock pursuant to the 2001 Plan. From time to time, our Chief Executive Officer will recommend to the Compensation Committee individuals he believes should be subject to an option or grant, and, with respect to any recommended option, whether the option should be a qualified or nonqualified. The Compensation Committee will consider, but need not accept, the Chief Executive Officer's recommendations.

     Under the terms of the 2001 Plan, we may provide options or grants up to an aggregate of 250,000 shares of Common Stock to any employee or non-employee director. Under the 2001 Plan, each of our non-employee directors receive additional options on the date of our annual shareholders meeting for the prior year's service on the Board of Directors. The designated non-employee directors will determine the number and the exercise price of the options, and the time or times that the options become exercisable, provided that an option exercise price may not be less than the fair market value of our Common Stock on the date of grant. The designated non-employee directors will also determine the term of an option, provided that the term of a qualified option may not exceed 10 years. Designated non-employee directors may grant shares of restricted stock without requiring the payment of cash consideration for the shares.

     This report is submitted by the members of the Compensation Committee:

          Joseph V. Mariner, Jr., Chairman,
          Bernard S. Lee,
          R. Clayton Mulford
          Donald A. Sillers, Jr.

     The foregoing report of the compensation committee does not constitute soliciting material and shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     On May 8, 2000, the Board adopted the Audit Committee Charter setting out the audit related functions the committee is to perform. A copy of the Audit Committee Charter was included in the Company's Proxy Statement for its 2001 Annual Meeting of Shareholders. The Board of Directors and the Audit Committee review the Audit Committee Charter at least annually. The functions of the Audit Committee of the Board of Directors (the "Audit Committee") are focused on three areas:

     o The adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

     o The independence and performance of the Company's independent auditors.

     o    The Company's compliance with legal and regulatory requirements.

     The directors who serve on the Audit Committee are all "independent" for purposes of the NASDAQ listing standards. That is, the Board has determined that no members on the Audit Committee have a relationship to the Company that may interfere with the Committee's independence from the Company and its management.

     Management is responsible for the Company's financial statements, internal controls and financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for monitoring and overseeing these processes.

     In connection with those responsibilities, the Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting and discusses these matters with the Company's independent auditors and appropriate Company financial personnel. The Audit Committee regularly meets privately with both the independent auditors and Company financial personnel, each of which has unrestricted access to the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management. In addition, the Audit Committee reviews the Company's financial plans and reports recommendations to the full Board for approval and to authorize action.

     In this context, the Audit Committee reviewed the audited consolidated financial statements as of and for the year ended June 30, 2002 and met and held discussions with management and Grant Thornton LLP, the Company's independent auditors. Management has represented to the Audit Committee that the Company's consolidated financial statements as of and for the year ended June 30, 2002 were prepared in accordance with accounting principles generally accepted in the United States of America.

     The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The independent auditors also provided the Audit Committee with written disclosures and the letter required by Independence Standards Board Standard No. 1, which relates to the auditor's independence from the Company and its related entities, and the Audit Committee discussed with the independent auditors their independence. In addition, the Audit

Committee considered whether Grant Thornton LLP's provision of non-audit services to the Company was compatible with maintaining its independence.

     Based on the Audit Committee's discussions with management and the independent auditors, as well as a review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2002, as filed with the Securities and Exchange Commission.

     The Audit Committee has selected Grant Thornton LLP to be employed as the Company's independent certified public accountants to make the annual audit and to report on, as may be required, the consolidated financial statements which may be filed by the Company with the Securities and Exchange Commission during the ensuing year.

     The members of the Audit Committee that were in existence at the fiscal year ending June 30, 2002 submit this report.

     Bernard S. Lee, Chairman
     Joseph V. Mariner
     Donald A. Sillers, Jr.

     The foregoing report of the audit committee does not constitute soliciting material and shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                           CORPORATE PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return over a five-year period, assuming $100 invested at June 30, 1997 in each of (1) our Common Stock, (2) the Dow Jones Industrial Average and (3) a peer group consisting of manufacturers in the industrial sector providing industrial and commercial services to other commercial enterprises. Total shareholder return is based on the increase in the price of the Common Stock with dividends reinvested. The stock price performance depicted in the Corporate Performance Graph is not necessarily indicative of future price performance. The Corporate Performance Graph will not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                            Among Peerless Mfg. Co.,
                  The Dow Jones Industrial Average Index, and
                The Dow Jones US Industrial - Diversified Index

                               [PERFORMANCE GRAPH]

TOTAL RETURN ANALYSIS                       6/30/97    6/30/98     6/30/99    6/30/00    6/30/01    6/30/02
---------------------                       -------    -------     -------    -------    -------    -------
Peerless Mfg. Co.                           $100.00    $124.09     $108.56    $177.40    $380.50    $363.37
Dow Jones Industrial Average                 100.00     148.23      184.80     178.61     182.25     163.45
Dow Jones US Industrial - Diversified        100.00     132.14      163.43     191.56     192.90     127.12

Source: Research Data Group, Inc. www.researchdatagroup.com (415-241-6506)

                                  OTHER MATTERS

     OTHER BUSINESS PRESENTED AT ANNUAL MEETING

     As of the date of this Proxy Statement, the Board is not aware of any matter to be presented for action at the annual meeting other than the matters set forth herein. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Securities Act is properly brought before the meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the Annual Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

     WHERE YOU CAN FIND MORE INFORMATION

     The Company files reports, proxy statements and other information with the SEC. You can read and copy these reports, proxy statements and other information concerning the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov/ that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Company. The Company's Common Stock is quoted on the NASDAQ Stock Market National Market under the symbol "PMFG."

     A copy of the Company's 2002 annual report containing audited financial statements accompanies this proxy statement. The annual report does not constitute a part of the proxy solicitation materials.

     If you send your request in writing to Katherine S. Frazier, c/o Peerless Mfg. Co., 2819 Walnut Hill Lane, Dallas, Texas 75229, we will provide you, without charge, a copy of our Annual Report on Form 10-K (exclusive of exhibits) filed with the SEC.

     You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote on the proposals contained herein. The Company has not authorized anyone else to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than October 28, 2001.

                                       By Order of the Board of Directors,

                                       /s/ Katherine S. Frazier

                                       Katherine S. Frazier
                                       Corporate Controller
                                       Secretary / Treasurer

Dallas, Texas
October 28, 2002

                                   APPENDIX 1

                                PEERLESS MFG. CO.
                                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 21, 2002

The undersigned shareholder of Peerless Mfg. Co. (the "Company") does hereby constitute and appoint Sherrill Stone, Chairman of the Board, and Katherine S. Frazier, Secretary, Treasury and Controller, as his or her proxy, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company to be held at 10:00 a.m. on Thursday, November 21, 2002, at 2819 Walnut Hill Lane, Dallas, Texas 75229, or any continuation or adjournment thereof, with full power to vote and act for the undersigned, in his or her name, and to vote all Common Stock of the Company held by him or her, to the same extent and with the same effect as the undersigned, in the manner specified below. The undersigned here revokes any other proxy previously given by him or her.

IF YOU PLAN TO ATTEND THE MEETING AND YOUR SHARES ARE HELD IN THE NAME OF A BROKER OR OTHER NOMINEE, PLEASE BRING A STATEMENT OR LETTER FROM THE BROKER OR NOMINEE CONFIRMING YOUR OWNERSHIP OF SHARES.

PLEASE MARK YOUR VOTE LIKE THIS. [X]

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

1. ELECTION OF DIRECTORS:

     [ ] FOR all nominees listed below (except as specified to the contrary below).

     [ ] AGAINST all nominees listed below.

     BERNARD S. LEE AND JOSEPH V. MARINER, JR.

To withhold authority to vote for any individual nominee, write the nominee's name below:

--------------------------------------------------------------------------------

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2. RATIFICATION OF APPOINTMENT OF GRANT THORNTON LLP

     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF ON THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

Signature:                             Dated:                  , 2002
           ------------------------           -----------------

Signature:                             Dated:                  , 2002
           ------------------------           -----------------

This proxy should be signed EXACTLY as your name(s) appear on this proxy card. Joint owners must sign EACH sign personally. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.